SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    ---------

                                    FORM 8-k

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): July 11, 2002




                           J. C. Penney Company, Inc.
             (Exact name of registrant as specified in its charter)




       Delaware                          1-15274                   26-0037077
(State or other jurisdiction         (Commission File No.)     (I.R.S. Employer
      of incorporation )                                     Identification No.)

6501 Legacy Drive
Plano, Texas                                                         75024-3698

(Address of principal executive offices)                              (Zip code)


Registrant's telephone number, including area code:  (972) 431-1000

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Item 5.  Other Events and Regulation FD Disclosure

     J. C. Penney Company, Inc. hereby files a News Release announcing the modification of the terms of the exchange offer and related consent solicitation of its subsidiary, J. C. Penney Corporation, Inc.

Item 7.  Financial Statements and Exhibits.

     (c) Exhibits.

          99    J. C. Penney Company, Inc. News Release of July 11, 2002

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     J. C. PENNEY COMPANY, Inc.
                                                            (Registrant)

                                                      /s/  Charles R. Lotter
                                                    ---------------------------
                                                         Charles R. Lotter
                                                     Executive Vice President,
                                                   Secretary and General Counsel


Date:  July 12, 2002

                                  EXHIBIT INDEX



Exhibit Number         Description

         99            J. C. Penney Company, Inc. News Release of July 11, 2002

          J. C. PENNEY CORPORATION, INC. MODIFIES DEBT EXCHANGE OFFER

                        AND RELATED CONSENT SOLICITATION



     PLANO, Texas, July 11, 2002 - J. C. Penney Corporation, Inc., a wholly-owned subsidiary of J. C. Penney Company, Inc. (NYSE: JCP), announced today that it has modified the terms of its offer to exchange new 9.000% Notes due 2012 for its outstanding 6.125% Notes due 2003, 7.375% Notes due 2004 and 6.900% Debentures due 2026 and its related consent solicitation seeking certain amendments to the indentures under which those notes were issued.


     As to each of the three series of notes subject to its exchange offer and consent solicitation, J. C. Penney Corporation, Inc. has waived the requirement that it receive consents representing more than two-thirds in aggregate principal amount of each such series of outstanding notes as a condition to consummation of its exchange offer. As a result, valid and unrevoked tenders of old notes made prior to 5:00 p.m. (EDT), on July 10, 2002, have been accepted and become irrevocable, and holders tendering old notes today through the exchange offer expiration date shall not be entitled to any withdrawal rights except under the circumstances provided in the Offering Memorandum and Consent Solicitation Statement dated June 26, 2002 (the "Offering Memorandum"). In addition, the minimum tender amount of $250,000 described in the Offering Memorandum will not apply to tenders made from and after today by holders who are qualified institutional buyers (or "QIBs") as defined in Rule 144A under the Securities Act of 1933, as amended, or "Non-U. S. Persons" participating in the exchange through "offshore transactions" (each as defined in Regulation S under the Securities Act). The $250,000 minimum tender amount will, however, continue to apply to "institutional accredited investors" (as defined under the Securities Act) participating in the exchange offer unless they fall into one of the foregoing categories.

     In addition, J. C. Penney Corporation, Inc. is extending the consent payment deadline until 5:00 p.m. (EDT), on July 24, 2002. As a result of the waiver described above, consent payments will be made in respect of valid and unrevoked consents regardless of whether or not the amendments being sought in respect of the outstanding notes are consented to by holders of the requisite principal amount of notes of such series.

     If valid and unrevoked consents in respect of the applicable amendment are received from two-thirds in aggregate principal amount of any series of outstanding notes subject to the exchange offer and consent solicitation, J. C. Penney Corporation, Inc. intends to execute a supplemental indenture in respect of such series of notes promptly after the exchange offer expiration date. However, any such amendment will not be executed or become operative unless and until J. C. Penney Corporation, Inc. receives valid consents representing two-thirds in aggregate principal amount of such series of outstanding notes and accepts for payment notes of such series for which valid and unrevoked tenders and consents have been received. As a result of the waiver of the exchange offer condition described above, upon consummation of the exchange offer, it is possible that fewer than two-thirds in aggregate principal amount of each series of notes subject to the exchange offer and consent solicitation will have been exchanged for new notes and, furthermore, the exchange offer may be consummated without the proposed amendments becoming effective.

     The exchange offer and consent solicitation are subject to the terms and conditions of the Offering Memorandum, as amended hereby. This announcement shall serve to amend and supplement the Offering Memorandum and the related letter of transmittal with respect to the matters described above. All other terms and conditions of the Offering Memorandum and related letter of transmittal shall remain in full force and effect.



     Persons with questions regarding the exchange offer and consent solicitation should contact Mellon Investor Services LLC, the information agent, attention: Grainne McIntyre, at: (917) 320-6286 (banks and brokers) or 800-957-3110 (toll-free).


     This press release shall not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful. The new notes have not been registered under the U. S. Securities Act of 1933, as amended, and only holders of old notes who have completed and returned a certification are authorized to receive or review the offering memorandum or to participate in the exchange offer and the consent solicitation.


     J. C. Penney Corporation, Inc. is one of America's largest department store, drugstore, catalog, and e-commerce retailers, employing approximately 250,000 associates. As of April 27, 2002, it operated 1,074 JCPenney department stores in all 50 states, Puerto Rico, and Mexico, and 54 Renner department stores in Brazil. Eckerd operated 2,643 drugstores throughout the Southeast, Sunbelt, and Northeast regions of the U.S. JCPenney Catalog, including e-commerce, is the nation's largest catalog merchant of general merchandise. J.
C. Penney Corporation, Inc. is a contributor to JCPenney Afterschool Fund, a charitable organization committed to providing children with high quality after school programs to help them reach their full potential.



     The statements in this press release which are not historical facts or information may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause the outcome to be materially different. Certain of these risks and uncertainties are described in the 2001 Form 10-K and subsequent filings of J. C. Penney Company, Inc.